UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Massachusetts Tax-Exempt Trust

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Investment Quality Fund

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Investment Fund

BlackRock MuniYield Investment Quality Fund

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock Preferred Partners LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

June 9, 2016

Dear Shareholder:

A joint meeting of the shareholders or unitholders, as applicable, of the BlackRock Closed-End Funds listed in Appendix A to the enclosed joint proxy statement (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Tuesday, July 26, 2016, at 10:30 a.m. (Eastern time), to consider and vote on the proposal discussed in the enclosed joint proxy statement. The meeting is an annual meeting for each Fund other than BlackRock Preferred Partners LLC (“BPP”). The meeting is a special meeting for BPP.

The purpose of the meeting is to seek shareholder or unitholder, as applicable, approval of the eleven nominees named in the enclosed joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the eleven nominees named in the enclosed joint proxy statement on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders or unitholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that they possess the requisite experience in overseeing investment companies and that their election is in your best interest.

The Board Members responsible for your Fund recommend that you vote “FOR” the Board Nominees for your Fund. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

Your vote is important. Attendance at the meeting will be limited to each Fund’s shareholders or unitholders as of the record date, May 31, 2016 (the “Record Date”). If you are a record holder of a Fund’s shares or BPP’s units, in order to gain admission, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares or units of a Fund through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares or units in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share or unit ownership as of the Record Date.

If you are a registered shareholder or unitholder, you may vote your shares or units in person by ballot at the meeting. If you hold your shares or units of a

Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this joint proxy statement because you were a shareholder or unitholder, as applicable, of record of at least one of the Funds listed in Appendix A on May 31, 2016. Certain other BlackRock Closed-End Funds not listed in Appendix A will hold annual meetings at the place and on the date stated above, but at a different time. If you were also a shareholder of record on May 31, 2016 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder or unitholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Sincerely,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS/UNITHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	Each Fund, except for BPP, is required to hold an annual meeting of shareholders for the election of Board Members. BPP is a continuously offered closed-end fund whose units are not listed on any stock exchange, and thus is not subject to the stock exchange-based requirement for listed companies to hold annual shareholder meetings. BPP is holding a special meeting in order to ensure that, as new Board Members are added to its Board, a sufficient number of its Board Members have been elected by its unitholders in compliance with the requirements of the Investment Company Act of 1940, as amended.

This joint proxy statement describes a proposal to approve the nominees to the Board of the Fund(s) in which you own shares or units and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares or units. The table starting on page 6 of the joint proxy statement identifies the Board Members, including the Board Nominees, for each Fund.

Q:	Will my vote make a difference?

A:	Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares or units you own. We encourage all shareholders and unitholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote “FOR” each Board Nominee.

Q:	How do I vote my shares or units?

A:	You can provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Shareholder/Unitholder Meeting to be held on July 26, 2016 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card(s) by mail, you can vote your shares or units by signing and dating the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of a Fund’s shares or BPP’s units and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport and satisfactory proof of ownership of shares or units in a Fund, such as a copy of your proxy card or voting instruction form.

If you hold your shares or units of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares or units in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares or units of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the cost of the joint proxy statement?

A:	The costs associated with the joint proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder/unitholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $90,000 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Georgeson, the Funds’ proxy solicitor, at 1-866-328-5445.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares or units to be voted, your shares or units will be voted “FOR” the election of the Board Nominees. If your shares or units of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares or units in order for your broker to vote your shares or units as you instruct at the meeting.

June 9, 2016

NOTICE OF JOINT MEETING OF SHAREHOLDERS/UNITHOLDERS

TO BE HELD ON JULY 26, 2016

A joint meeting of the shareholders or unitholders, as applicable, of the BlackRock Closed-End Funds identified below (each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Tuesday, July 26, 2016, at 10:30 a.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.

To elect to the Board (defined below) of your Fund(s) the eleven nominees named in the accompanying joint proxy statement.

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to seek shareholder or unitholder approval of the eleven nominees named in the accompanying joint proxy statement to the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each Fund. Each Board has unanimously approved the eleven nominees on behalf of its Fund (the “Board Nominees”), subject to approval by the Fund’s shareholders or unitholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Board unanimously recommends that you vote “FOR” the Board Nominees with respect to which you are being asked to vote.

Shareholders or unitholders of record of each Fund as of the close of business on May 31, 2016 are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you owned shares or units in more than one Fund as of May 31, 2016, you may receive more than one proxy card. Certain other BlackRock Closed-End Funds will hold their annual meetings at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on May 31, 2016 of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder or unitholder of record or sign, date and return each proxy card you receive from us.

If you have any questions about the proposal to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

40 East 52nd Street, New York, NY 10022

(800) 882-0052

BlackRock Closed-End Funds

Holding Annual Meetings of Shareholders on July 26, 2016

Name of Fund	Ticker
BlackRock Corporate High Yield Fund, Inc.	HYT
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Massachusetts Tax-Exempt Trust	MHE
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings California Quality Fund, Inc.	MUC
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock MuniHoldings Fund, Inc.	MHD
BlackRock MuniHoldings Investment Quality Fund	MFL
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN
BlackRock MuniHoldings Quality Fund II, Inc.	MUE
BlackRock MuniHoldings Quality Fund, Inc.	MUS
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield California Quality Fund, Inc.	MCA
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Investment Fund	MYF
BlackRock MuniYield Investment Quality Fund	MFT
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield New York Quality Fund, Inc.	MYN
BlackRock MuniYield Pennsylvania Quality Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund III, Inc.	MYI
BlackRock MuniYield Quality Fund, Inc.	MQY

BlackRock Closed-End Fund

Holding Special Meeting of Unitholders on July 26, 2016

Name of Fund	Ticker
BlackRock Preferred Partners LLC	—

ANNUAL MEETING OF SHAREHOLDERS

AND

SPECIAL MEETING OF UNITHOLDERS

July 26, 2016

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees (each, a “Board,” the members of which are referred to as “Board Members”) of each BlackRock Closed-End Fund listed in Appendix A of this Proxy Statement (each, a “Fund”). The proxies will be voted at the joint meeting (the “meeting”) of shareholders or unitholders, as applicable, of the Funds and at any and all adjournments, postponements or delays thereof. The joint meeting will be held at the offices of BlackRock Advisors, LLC (the “Advisor”), Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, NY 10055, on Tuesday, July 26, 2016, at 10:30 a.m. (Eastern time). The joint meeting will be held for the purposes set forth in the accompanying Notice of Joint Meeting of Shareholders/Unitholders to be held on July 26, 2016. The meeting is an annual meeting for each Fund other than BlackRock Preferred Partners LLC (“BPP”). The meeting is a special meeting for BPP.

The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders or unitholders in light of the similar matters being considered and voted on by the shareholders or unitholders of each Fund. Distribution to shareholders or unitholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about June 9, 2016.

Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”), a Maryland corporation (each, a “Maryland Corporation”) or a Delaware limited liability company (each, a “Delaware Limited Liability Company”). The Massachusetts Trusts, Maryland Corporations and Delaware Limited Liability Companies are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list identifying each Fund as a Massachusetts Trust, a Maryland Corporation or a Delaware Limited Liability Company is set forth in Appendix A.

Shareholders or unitholders of record of a Fund as of the close of business on May 31, 2016 (the “Record Date”) are entitled to notice of and to vote at that Fund’s meeting of shareholders or unitholders, as applicable, and at any and all adjournments, postponements or delays thereof. Shareholders or unitholders of the Funds are entitled to one vote for each share or unit held, with no shares or units having cumulative voting rights. Holders of Preferred Shares (as defined below) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, the “Common Shares”) of the Preferred Funds (as defined below). Holders of Preferred Shares will vote together with the holders of Common Shares as a single class on each nominee to the Board of the Preferred Fund in which they own Preferred Shares, except that holders of Preferred Shares are entitled to vote separately as a class to elect two Board Members for each Preferred Fund in which they own Preferred Shares. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The “Preferred Shares” consist of the variable rate muni term preferred shares (collectively, the “VMTP Shares”) of each of the Funds identified in Appendix A as having VMTP Shares outstanding (collectively, the “VMTP Funds”), and the variable rate demand preferred shares (collectively, the “VRDP Shares”) of each of the Funds identified in Appendix A as having VRDP Shares outstanding (collectively, the “VRDP Funds”). The “Preferred Funds” are collectively defined as the VMTP Funds and the VRDP Funds.

The number of shares or units outstanding of each Fund as of the close of business on the Record Date and the managed assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix H, to the knowledge of each Fund, as of April 30, 2016, no person was the beneficial owner of more than five percent of a class of a Fund’s outstanding shares or units.

The Fund(s) in which you owned shares or units on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares or units in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder or unitholder has specified a choice on that shareholder’s or unitholder’s proxy, the shares or units will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to the proposal, the shares or units will be voted “FOR” the proposal. Shareholders or unitholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares or units through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Certain other BlackRock Closed-End Funds not listed in Appendix A will hold their annual meetings at the place and date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of one or more of those other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

If you are a record holder of a Fund’s shares or units and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares or units of a Fund through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares or units in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares or units of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, at 1-866-328-5445.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder or unitholder upon request. Such requests should be directed to the applicable Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. (“BlackRock”) will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders or unitholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders or unitholders should contact the applicable Fund at the Delaware address and phone number provided on the prior page.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s), and if received by mail, date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares or units to be voted, your shares or units will be voted “FOR” the election of the Board Nominees. If your shares or units of a Fund are held through a broker, you must provide voting instructions to your broker about how to vote your shares or units in order for your broker to vote your shares or units as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER/UNITHOLDER MEETING TO BE HELD ON JULY 26, 2016

The Proxy Statement is available at https://www.proxy-direct.com/blk-27816

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the Board Nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	Preferred Shares Nominees Standing for Election(2)
BlackRock Corporate High Yield Fund, Inc.	HYT	X
BlackRock Debt Strategies Fund, Inc.	DSU	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII	X
BlackRock Enhanced Government Fund, Inc.	EGF	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	X
BlackRock Massachusetts Tax-Exempt Trust	MHE	X	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
BlackRock MuniHoldings Investment Quality Fund	MFL	X	X
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	X	X
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Quality Fund, Inc.	MUS	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield California Quality Fund, Inc.	MCA	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Investment Fund	MYF	X	X
BlackRock MuniYield Investment Quality Fund	MFT	X	X
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield New York Quality Fund, Inc.	MYN	X	X
BlackRock MuniYield Pennsylvania Quality Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund III, Inc.	MYI	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X
BlackRock Preferred Partners LLC	—	X

(1)

The eleven Board Nominees are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, Barbara G. Novick, John M. Perlowski and Karen P. Robards. Except as noted herein, these nominees are voted upon by the common and preferred shareholders (or unitholders) of each respective Fund voting together as a single class, except for those Funds for which Messrs. Fabozzi and Kester are Preferred Shares Nominees (as defined below), in which case Messrs. Fabozzi and Kester are voted upon by owners of Preferred Shares voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

(2)

The Preferred Shares Nominees are Frank J. Fabozzi and W. Carl Kester. These nominees are voted upon by the preferred shareholders voting as a separate class. Please see the description herein under “PROPOSAL 1—ELECTION OF BOARD NOMINEES” for a more detailed discussion regarding the Preferred Shares Nominees.

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect Board Members for each Fund.

Nominees for each Fund. The Board of each Fund, other than BPP, consists of eleven Board Members, nine of whom are not “interested persons” of the Funds (as defined in the 1940 Act) (the “Independent Board Members”). Shareholders of each Fund will consider electing eleven Board Nominees at the meeting. The Board Members for each Fund, except BPP, elected at the meeting will serve until the later of the date of such Fund’s 2017 annual meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

The Board of BPP currently consists of ten Board Members, eight of whom are Independent Board Members. If all Board Nominees for BPP are elected at the meeting, BPP’s Board will thereafter consist of eleven Board Members, nine of whom would be Independent Board Members. Unitholders of BPP will consider electing eleven Board Nominees at the meeting. Each Board Member for BPP elected at the meeting will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. BPP is a continuously offered closed-end fund whose units are not listed on any stock exchange, and thus is not subject to the stock exchange-based requirement for listed companies to hold annual shareholder meetings. BPP is holding a special meeting in order to ensure that, as new Board Members are added to its Board, a sufficient number of its Board Members have been elected by its unitholders in compliance with the requirements of the 1940 Act.

With respect to the Preferred Funds, the owners of Preferred Shares are entitled to vote as a separate class to elect two of the Board Members (the “Preferred Shares Nominees”) for the Preferred Fund in which they own Preferred Shares. This means that owners of Common Shares are not entitled to vote in connection with the election of the Preferred Shares Nominees. However, the owners of Common Shares and the owners of Preferred Shares, voting together as a single class, are entitled to elect the remainder of the Board Nominees. Frank J. Fabozzi and W. Carl Kester are standing for election this year as Preferred Shares Nominees.

The Board recommends a vote “FOR” the election of Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, Barbara G. Novick, John M. Perlowski and Karen P. Robards (the “Board Nominees”). To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card, or date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Please refer to the below table which identifies the Board Nominees and any Preferred Shares Nominees for election to the Board of each Fund and sets forth certain biographical information about the Board Members, including the Board Nominees, for all of the Funds. Each Board Nominee was nominated by the Governance and Nominating Committee (the “Governance Committee”) of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board. All of the closed-end investment companies registered under the 1940 Act advised by the Advisor, including the Funds, are referred to collectively as the “Closed-End Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Independent Board Members/Nominees †

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chair of the Boards and Director/ Trustee	2016; from 2007 to present	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Boards and Director/ Trustee	2016; from 2007 to present	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director/ Trustee	2016; from 2011 to present	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None

Cynthia L. Egan 55 East 52nd Street New York, NY 10055 1955	Director/ Trustee for all Funds (except BPP); Board Nominee for BPP	2016; from 2016 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Frank J. Fabozzi (1) 55 East 52nd Street New York, NY 10055 1948	Director/ Trustee and Member of the Audit Committee	2016; from 2007 to present	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director/ Trustee	2016; from 2007 to present	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited – Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director/ Trustee	2016; from 2007 to present	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); KKR Financial Corporation (finance) until 2014; Metropolitan Life Insurance Company (insurance)

W. Carl Kester (1) 55 East 52nd Street New York, NY 10055 1951	Director/ Trustee	2016; from 2007 to present	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen**	Public Company and Other Investment Company Directorships Held During Past Five Years***
Catherine A. Lynch 55 East 52nd Street New York, NY 10055 1961	Director/ Trustee	2016; from 2016 to present	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None

Interested Board Members/Nominees ††

Barbara G. Novick 55 East 52nd Street New York, NY 10055 1960	Director/ Trustee	2016; from 2014 to present	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	107 RICs consisting of 227 Portfolios	None

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Director/ Trustee, President and Chief Executive Officer	2016; Director/ Trustee from 2014 to present; Chief Executive Officer from 2011 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	135 RICs consisting of 325 Portfolios	None

*	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Funds’ Boards in 2007, each Board Member first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
The term of office reflected in this chart applies to all Funds other than BPP. BPP’s Board Members serve, and will be elected to serve for an indefinite term.
**	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 74 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

***	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier resignation, retirement, removal or death, or until December 31 of the year in which he or she turns 74. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	Preferred Shares Nominees.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders or unitholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The following table discusses some of the experiences, qualifications and skills of the Board Members, including the Board Nominees, that support the conclusion that they should serve (or continue to serve) on the Boards.

Board Members/Nominees	Experience, Qualifications and Skills
Richard E. Cavanagh	Mr. Cavanagh brings to the Boards a wealth of practical business knowledge and leadership as an experienced director/trustee of various public and private companies. In particular, because Mr. Cavanagh served for over a decade as President and Chief Executive Officer of The Conference Board, Inc., a global business research organization, he is able to provide the Boards with expertise about business and economic trends and governance practices. Mr. Cavanagh created the “blue ribbon” Commission on Public Trust and Private Enterprise in 2002, which recommended corporate governance enhancements. Mr. Cavanagh’s service as a director of The Guardian Life Insurance Company of America and as a senior advisor and director of The Fremont Group provides added insight into investment trends and conditions. Mr. Cavanagh’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Cavanagh is also an experienced board leader, having served as the lead independent director of a NYSE public company (Arch Chemicals) and as the Board Chairman of the Educational Testing Service. Mr. Cavanagh’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Boards, Chair of the Executive Committee and as a member of the Governance Committee, Compliance Committee and the Performance Oversight Committee.

Karen P. Robards	The Boards benefit from Ms. Robards’ many years of experience in investment banking and the financial advisory industry where she obtained extensive knowledge of the capital markets and advised clients on corporate finance transactions, including mergers and acquisitions and the issuance of debt and equity securities. Ms. Robards’ prior position as an investment banker at Morgan Stanley provides useful oversight of the Funds’ investment decisions and investment valuation processes. Additionally, Ms. Robards’ experience as a director of publicly held and private companies allows her to provide the Boards with insight into the management and governance practices of other companies. Ms. Robards’ long-standing service on the Boards also provides her with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Ms. Robards’ knowledge of financial and accounting matters qualifies her to serve as Vice Chair of the Boards and as Chair of each Fund’s Audit Committee. Ms. Robards’ independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Performance Oversight Committee, Executive Committee and Governance Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Michael J. Castellano	The Boards benefit from Mr. Castellano’s career in accounting which spans over forty years. Mr. Castellano has served as Chief Financial Officer of Lazard Ltd. and as a Managing Director and Chief Financial Officer of Lazard Group. Prior to joining Lazard, Mr. Castellano held various senior management positions at Merrill Lynch & Co., including Senior Vice President—Chief Control Officer for Merrill Lynch’s capital markets businesses, Chairman of Merrill Lynch International Bank and Senior Vice President—Corporate Controller. Prior to joining Merrill Lynch & Co., Mr. Castellano was a partner with Deloitte & Touche where he served a number of investment banking clients over the course of his 24 years with the firm. Mr. Castellano currently serves as a director for CircleBlack Inc. Mr. Castellano’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Mr. Castellano’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Audit Committee, Governance Committee and Performance Oversight Committee.

Cynthia L. Egan *	Ms. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as a President at T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments. Ms. Egan’s independence from the Funds and the Funds’ investment advisor enhance her service as a member of the Compliance Committee, Performance Oversight Committee and Governance Committee.

Frank J. Fabozzi	Dr. Fabozzi has served for over 25 years on the boards of registered investment companies. Dr. Fabozzi holds the designations of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Boards benefit from Dr. Fabozzi’s experiences as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT, and Princeton, as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrates his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in investment management and financial econometrics, and his writings have focused on fixed income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Moreover, Dr. Fabozzi’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Fabozzi’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Performance Oversight Committee and as a member of the Governance Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Jerrold B. Harris	Mr. Harris’s time as President and Chief Executive Officer of VWR Scientific Products Corporation brings to the Boards business leadership and experience and knowledge of the chemicals industry and national and international product distribution. Mr. Harris’s position as a director of BlackRock Capital Investment Corporation brings to the Boards the benefit of his experience as a director of a business development company governed by the 1940 Act and allows him to provide the Boards with added insight into the management practices of other financial companies. Mr. Harris’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations and the business and regulatory issues facing the Funds. Mr. Harris’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Compliance Committee and as a member of the Governance Committee and Performance Oversight Committee.

R. Glenn Hubbard	Dr. Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard serves as the Dean of Columbia Business School, has served as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Funds’ investment advisor enhances his service as Chair of the Governance Committee and a member of the Compliance Committee and Performance Oversight Committee.

W. Carl Kester	The Boards benefit from Dr. Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the Boards also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s knowledge of financial and accounting matters qualifies him to serve as a member of each Fund’s Audit Committee. Dr. Kester’s independence from the Funds and the Funds’ investment advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Catherine A. Lynch	Ms. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as a member of each Fund’s Audit Committee. Ms. Lynch’s independence from the Funds and the Funds’ investment advisor enhances her service as a member of the Audit Committee, Performance Oversight Committee, and Governance and Nominating Committee.

Barbara G. Novick	Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and, prior to that, was with Morgan Stanley. The Boards benefit from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

John M. Perlowski	Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Fund Services since 2009, and as President and Chief Executive Officer of the Fund since 2011 provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski is a member of the Funds’ Executive Committee.

*	Ms. Cynthia L. Egan is a Board Member for all Funds except BPP. Ms. Egan is a Board Nominee for BPP.

Board Leadership Structure and Oversight

The Boards of all of the Funds, except BPP, consist of eleven Board Members, nine of whom are Independent Board Members. The Board of BPP currently consists of ten Board Members, eight of whom are Independent Board Members. If all Board Nominees for BPP are elected at the meeting, BPP’s Board will thereafter consist of eleven Board Members, nine of whom would be Independent Board Members. The investment companies registered under the 1940 Act that are advised by the Advisor are composed of the BlackRock Closed-End Complex, two complexes of open-end funds and one complex of exchange-traded funds. The Funds are included in the BlackRock Closed-End Complex. The Board Members also oversee the operations of other closed-end investment companies registered under the 1940 Act that are included in the BlackRock Closed-End Complex as directors or trustees.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are two different people. Not only is the Chair of the Boards an Independent Board Member, but the Chair of each Board committee (each, a “Committee”) is also an Independent Board Member. The Boards have five standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The Leverage Committee was originally formed in March 2008 for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced auction market preferred shares or auction preferred shares (“AMPS”) liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time. As of April 30, 2016, the total amount of announced redemptions of AMPS across the Closed-End Complex equaled $9.83 billion, which represents approximately 99.6% of all AMPS outstanding for the Closed-End Complex as of February 2008. Thus far, 62 BlackRock Closed-End Funds have redeemed all of their AMPS.

As a result of the reduction of AMPS across the Closed-End Complex, the Board determined to suspend the Leverage Committee effective March 1, 2016. The Board currently oversees the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Committees may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular in-person meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chair and Chief Executive Officer because they believe that an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders/unitholders and the Boards; and

•	provides an independent spokesperson for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix B.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Funds that they are nominated to oversee as of April 30, 2016 is set forth in Appendix C.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds, except for BPP, to encourage Board Members to attend the annual shareholders’ meeting. All of the incumbent Board Members of each Fund, except BPP, attended last year’s annual shareholders’ meeting. BPP is a continuously offered closed-end fund whose units are not listed on any stock exchange and thus is not subject to the stock exchange-based requirement for listed companies to hold annual shareholder meetings. BPP does not hold annual meetings of unitholders and this meeting will be the first meeting of BPP’s unitholders since BPP’s launch in 2011.

Board Meetings. During the calendar year 2015, the Board of each Fund met 6 times. Information relating to the number of times that the Boards met during each Fund’s most recent full fiscal year is set forth in Appendix D. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed full fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth in Appendix E.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former board members for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares or units with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds during the relevant Funds’ most recent fiscal year and representations from these Section 16 insiders with respect to the relevant Funds’ most recent fiscal year, each Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings. For BlackRock MuniYield Quality Fund II, Inc. (MQT), there were three inadvertent late filings by Jerrold B. Harris, a Board Member, relating to six transactions for that Fund, during that Fund’s most recently concluded fiscal year. For BlackRock MuniHoldings Fund II, Inc. (MUH), there was one inadvertent late filing by Jerrold B. Harris, a Board Member, relating to one transaction for that Fund, during that Fund’s most recently concluded fiscal year. Such late filings were due to administrative and/or technical errors, as applicable.

Executive Officers of the Funds. Information about the executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix F.

Your Board recommends that you vote “FOR” the election of each Board Nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders or unitholders, as applicable, is required to take action at the meeting. For BlackRock MuniHoldings Investment Quality Fund (MFL), BlackRock MuniYield Investment Quality Fund (MFT), BlackRock MuniYield Pennsylvania Quality Fund (MPA) and BlackRock MuniYield Investment Fund (MYF), the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For BPP, the holders of a majority of the units entitled to vote on any matter at a meeting of unitholders, either present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter. For BlackRock Massachusetts Tax-Exempt Trust (MHE), the holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter except when the holders of Preferred Shares voting as a separate class are entitled to elect any Board Member, in which case the holders of one-third of the Preferred Shares entitled to vote at a meeting shall constitute a quorum for purposes of such an election. For the remainder of the Funds, the holders of one-third of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the votes cast with respect to a Board Nominee at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA, MYF and BPP, the affirmative vote of a majority of the shares or units, as applicable, represented at a meeting at which a quorum is present is necessary to elect each of the respective Board Nominees under Proposal 1 for each respective Fund. For the Funds that require the affirmative vote of a plurality of votes to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will not have an effect on the outcome of Proposal 1. For the Funds that require a majority of votes present to elect each of the Board Nominees, withheld votes and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1.

Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat withheld votes and “broker non-votes,” if any, as present for purposes of determining a quorum. Broker non-votes occur when shares or units are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares or units are present at the meeting. Preferred Shares of any Fund held in “street name” may be counted for purposes of establishing a quorum of shareholders of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, postponed, or delayed, one business day before the day to which the meeting is adjourned, postponed, or delayed.

If you hold your shares or units directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated proxy card that does not specify how you wish to vote on a proposal, your shares or units will be voted “FOR” the Board Nominees in Proposal 1.

Broker-dealer firms holding shares or units of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares or units on Proposal 1 before the meeting. For all of the Funds, except BPP whose units are not listed on any stock exchange, under the rules of the New York Stock Exchange and NYSE MKT, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners of the Funds, except BPP, who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares or units should be voted on Proposal 1 may be deemed an instruction to vote such shares or units in favor of Proposal 1.

If you hold shares or units of a Fund through a bank or other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares or units. At the meeting, a service agent will vote shares or units for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder or unitholder that does not specify how the shareholder’s shares or unitholder’s units should be voted on a proposal may be deemed to authorize a service provider to vote such shares or units in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares or units with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares or units in the same proportion as those shares or units for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares or units that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares or units, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares or units to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds.

A representative of D&T is expected to be present at the meeting. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

Each Fund’s Audit Committee has discussed the matters required by the Statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, AU-C section 260), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

Each Fund’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

Each Fund’s Audit Committee also reviews and discusses the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Fund’s Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, pursuant to authority delegated by its respective Board, each Fund’s Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix G) for inclusion in the Fund’s Annual Report to Shareholders.

Appendix G sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix G is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix G relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent registered public accounting firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix G to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Fees for non-audit services provided to each Fund’s Affiliated Service Providers for which pre-approval by such Fund’s Audit Committee was required for the most recent fiscal year and for the prior fiscal year were $2,129,000 and $2,391,000, respectively, all of which were paid by BlackRock. in connection with services provided for a service organization review.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Provider that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund consists of the following Board Members:

Karen P. Robards (Chair);

Michael J. Castellano;

Frank J. Fabozzi;

W. Carl Kester; and

Catherine A. Lynch.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of April 30, 2016, to the best of the Funds’ knowledge, the persons listed in Appendix H beneficially owned more than 5% of the outstanding shares or units of the class of the Fund(s) indicated.

Investment Advisor and Administrator

BlackRock Advisors, LLC (the “Advisor”) provides investment advisory and administrative services to the Funds. The Advisor is responsible for the management of the Funds’ portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock.

Distributor

BlackRock Investments, LLC serves as the placement agent for the common shares of BlackRock Debt Strategies Fund, Inc. (DSU), BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) and certain other BlackRock Closed-End Funds not listed on Appendix A through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. BlackRock Investments, LLC also serves as the distributor of BPP’s units in BPP’s continuous offering. BlackRock Investments, LLC is located at 55 East 52nd Street, New York, NY 10055.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

All Exchange-Listed Funds.

If a Fund shareholder intends to present a proposal at the 2017 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Fund by Thursday, February 9, 2017. In the event a Fund moves the date of its 2017 annual shareholder meeting by more than 30 days from the anniversary of its 2016 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2017 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2017 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2017 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2017 annual shareholder meeting in accordance with the By-laws of the Fund. The By-laws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2017 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s By-laws and, assuming that the 2017 annual shareholder meeting is held within 25 days of July 26, 2017, must be received by the Fund between Sunday, February 26, 2017 and Tuesday, March 28, 2017.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by Tuesday, March 28, 2017. In the event a Fund moves the date of its 2017 annual shareholder meeting by more than 25 days from the anniversary of its 2016 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2017 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2017 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

BlackRock Preferred Partners LLC (BPP).

BPP does not hold regularly scheduled annual meetings of unitholders. Therefore, if a unitholder desires to have a proposal included in BPP’s proxy statement and form of proxy for a meeting of unitholders pursuant to Rule 14a-8 under the Exchange Act such unitholder submissions must be delivered to BPP at a reasonable time before BPP begins to print and send its proxy materials in connection with such unitholder meeting.

BPP unitholders who do not wish to submit a proposal for inclusion in BPP’s proxy statement and form of proxy for a unitholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at a unitholder meeting in accordance with BPP’s By-laws. BPP’s By-laws require that advance notice be given to BPP in the event a unitholder desires to transact any business, including business from the floor, at a meeting of unitholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at a unitholder meeting called for the purpose of electing Board Members must be in writing, comply with the requirements of BPP’s By-laws and be received by BPP not later than the close of business on the fifth day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs.

BPP expects that future solicitations will not be made in connection with annual unitholder meetings since BPP does not currently hold regularly scheduled annual meetings of unitholders and has no current intention to begin doing so. Therefore, in accordance with Rule 14a-4(c) under the Exchange Act, proxies solicited by BPP’s Board for a meeting of unitholders may confer discretionary authority to the Board to vote on matters with respect to which notice was not received by BPP a reasonable time before BPP sends its proxy materials.

General.

Copies of the By-laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder or unitholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052. For further information, please see Appendix E—Standing Committees of the Boards—Governance Committee.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders or unitholders who want to communicate with the Boards or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders or unitholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder or unitholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders or unitholders with complaints or concerns regarding accounting matters may address letters to the CCO, 40 East 52nd Street, New York, NY 10022. Shareholders or unitholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder/unitholder accounts, except when direct costs can be reasonably attributed to one or more specific Fund(s).

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares or units. The Funds and BlackRock have retained Georgeson LLC (“Georgeson”), 480 Washington Boulevard, 26th Floor, Jersey City, NJ 07310, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $90,000 for such services (including reimbursements of out-of-pocket expenses). Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Joint Meeting

Attendance at the joint meeting will be limited to each Fund’s shareholders or unitholders as of the Record Date. Each shareholder or unitholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders or unitholders holding shares or units in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares or units in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder or unitholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share or unit ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the joint meeting.

If you are a registered shareholder or unitholder, you may vote your shares or units in person by ballot at the joint meeting. If you hold your shares or units in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the joint meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the joint meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and unitholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders or unitholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder or unitholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders or unitholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders or unitholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders or unitholders of record as of the Record Date will be available for inspection at the meeting.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board of each Fund, prior to any meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders or unitholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any meeting may adjourn such meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders or unitholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 9, 2016

Appendix A – Fund Information

The following table lists, with respect to each Fund, the total number of shares or units outstanding and the managed assets of the Fund on May 31, 2016, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total VRDP Shares	Total VMTP Shares	Managed Assets ($)*
HYT	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	126,599,668	N/A	N/A	2,007,390,467

DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	186,913,216	N/A	N/A	925,660,998

CII	BlackRock Enhanced Capital and Income Fund, Inc.	Maryland Corporation	44,121,400	N/A	N/A	639,710,852

EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	7,216,866	N/A	N/A	136,652,065

FRA	BlackRock Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	37,232,488	N/A	N/A	773,144,223

MHE	BlackRock Massachusetts Tax-Exempt Trust †	Massachusetts Business Trust	2,366,584	185	N/A	53,427,766

MUI	BlackRock Muni Intermediate Duration Fund, Inc. †	Maryland Corporation	38,296,266	N/A	2,871	970,143,901

MNE	BlackRock Muni New York Intermediate Duration Fund, Inc. †	Maryland Corporation	4,209,844	296	N/A	106,319,066

MEN	BlackRock MuniEnhanced Fund, Inc. †	Maryland Corporation	29,600,391	1,425	N/A	579,788,937

MUC	BlackRock MuniHoldings California Quality Fund, Inc. †	Maryland Corporation	41,002,483	N/A	2,540	1,092,604,652

MUH	BlackRock MuniHoldings Fund II, Inc. †	Maryland Corporation	11,300,218	N/A	550	288,493,044

MHD	BlackRock MuniHoldings Fund, Inc. †	Maryland Corporation	14,145,129	N/A	837	399,112,051

MFL	BlackRock MuniHoldings Investment Quality Fund †	Massachusetts Business Trust	37,807,776	2,746	N/A	986,145,011

MUJ	BlackRock MuniHoldings New Jersey Quality Fund, Inc. †	Maryland Corporation	30,153,865	2,371	N/A	783,074,841

MHN	BlackRock MuniHoldings New York Quality Fund, Inc. †	Maryland Corporation	31,132,023	2,436	N/A	792,602,119

MUE	BlackRock MuniHoldings Quality Fund II, Inc. †	Maryland Corporation	22,515,224	N/A	1,310	524,675,974

MUS	BlackRock MuniHoldings Quality Fund, Inc. †	Maryland Corporation	13,009,717	N/A	870	304,852,841

MVT	BlackRock MuniVest Fund II, Inc. †	Maryland Corporation	21,088,186	N/A	1,400	550,774,773

MVF	BlackRock MuniVest Fund, Inc. †	Maryland Corporation	64,256,654	N/A	2,438	1,064,068,992

MZA	BlackRock MuniYield Arizona Fund, Inc. †	Maryland Corporation	4,611,197	373	N/A	110,706,417

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding		Total VRDP Shares	Total VMTP Shares	Managed Assets ($)*
MYC	BlackRock MuniYield California Fund, Inc. †	Maryland Corporation	21,347,926		1,059	N/A	605,204,498

MCA	BlackRock MuniYield California Quality Fund, Inc. †	Maryland Corporation	34,396,651		1,665	N/A	917,047,253

MYD	BlackRock MuniYield Fund, Inc. †	Maryland Corporation	46,683,076		2,514	N/A	1,157,539,671

MYF	BlackRock MuniYield Investment Fund †	Massachusetts Business Trust	13,640,413		594	N/A	351,790,589

MFT	BlackRock MuniYield Investment Quality Fund †	Massachusetts Business Trust	8,473,184		N/A	565	207,055,322

MIY	BlackRock MuniYield Michigan Quality Fund, Inc. †	Maryland Corporation	29,578,269		2,319	N/A	758,917,030

MYJ	BlackRock MuniYield New Jersey Fund, Inc. †	Maryland Corporation	14,297,598		1,022	N/A	381,110,197

MYN	BlackRock MuniYield New York Quality Fund, Inc. †	Maryland Corporation	39,586,584		2,477	N/A	946,768,834

MPA	BlackRock MuniYield Pennsylvania Quality Fund †	Massachusetts Business Trust	13,352,365		826	N/A	342,298,777

MQT	BlackRock MuniYield Quality Fund II, Inc. †	Maryland Corporation	22,558,009		N/A	1,165	517,901,060

MYI	BlackRock MuniYield Quality Fund III, Inc. †	Maryland Corporation	67,928,014		3,564	N/A	1,652,788,700

MQY	BlackRock MuniYield Quality Fund, Inc. †	Maryland Corporation	30,688,927		1,766	N/A	797,727,097

N/A	BlackRock Preferred Partners LLC	Delaware Limited Liability Company	6,262,222	**	N/A	N/A	58,096,546

†	Denotes a Preferred Fund.
*	“Managed Assets” means the total assets of the Fund minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage).
**	Represents limited liability company units outstanding.

A-2

Appendix B – Compensation of the Board Members

Effective August 1, 2015, each Independent Board Member is paid an annual retainer of $280,000 per year for his or her services as a Board Member of all funds in the BlackRock Closed-End Complex that are overseen by the respective director/trustee and each Board Member may also receive a $10,000 board meeting fee for special unscheduled meetings or meetings in excess of six Board meetings held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair and Vice-Chair of the Board are paid an additional annual retainer of $120,000 and $60,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, and Governance Committee are paid an additional annual retainer of $45,000, $30,000, $45,000 and $20,000, respectively. Each member of the Audit Committee and Compliance Committee is paid an additional annual retainer of $30,000 and $12,500, respectively, for his or her service on such committee. For the year ended December 31, 2015, the Closed-End Complex reimbursed Independent Board Member expenses in an aggregate amount of approximately $55,898. Each Fund pays a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the Closed-End Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Closed-End Complex may be deferred pursuant to the Closed-End Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Closed-End Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Closed-End Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by each Fund during its most recently completed fiscal year and by the Closed-End Complex for the most recently completed calendar year. Mr. Perlowski and Ms. Novick serve without compensation from the Funds because of their affiliation with BlackRock, Inc. and the Advisor.

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(3)	Frank J. Fabozzi(2)	Jerrold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(4)	Karen P. Robards(2)	Fund Total
BPP	31-Mar	$669	$985	$0	$784	$704	$660	$725	$52	$937	$5,516

CII	31-Dec	$5,977	$8,733	$0	$6,992	$6,153	$5,818	$6,493	$0	$8,299	$48,465

DSU	28-Feb	$6,888	$10,127	$0	$8,073	$7,211	$6,775	$7,472	$0	$9,627	$56,173

EGF	31-Dec	$1,032	$1,509	$0	$1,208	$1,063	$1,005	$1,121	$0	$1,434	$8,372

FRA	31-Aug	$4,639	$6,689	$0	$5,405	$4,602	$4,414	$5,057	$0	$6,351	$37,157

HYT	31-Aug	$13,316	$19,195	$0	$15,512	$13,206	$12,667	$14,514	$0	$18,227	$106,637

MCA	31-Jul	$4,566	$6,558	$0	$5,313	$4,483	$4,317	$4,981	$0	$6,226	$36,444

MEN	30-Apr	$3,343	$4,900	$276	$3,903	$3,561	$3,324	$3,597	$588	$4,681	$28,173

MFL	31-Aug	$4,831	$6,964	$0	$5,628	$4,792	$4,596	$5,266	$0	$6,613	$38,690

MFT	31-Jul	$1,048	$1,505	$0	$1,220	$1,029	$991	$1,143	$0	$1,429	$8,365

MHD	30-Apr	$2,291	$3,358	$189	$2,675	$2,440	$2,278	$2,465	$402	$3,208	$19,306

MHE	31-Aug	$274	$395	$0	$319	$271	$260	$298	$0	$375	$2,192

B-1

Fund	Fund’s Fiscal Year End(1)	Michael J. Castellano(2)	Richard E. Cavanagh(2)	Cynthia L. Egan(3)	Frank J. Fabozzi(2)	Jerrold B. Harris(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(4)	Karen P. Robards(2)	Fund Total
MHN	31-Aug	$3,840	$5,536	$0	$4,473	$3,809	$3,653	$4,185	$0	$5,256	$30,752

MIY (5)	31-Jul	$3,757	$5,397	$0	$4,372	$3,688	$3,552	$4,098	$0	$5,123	$29,987

MNE	31-Jul	$533	$765	$0	$620	$523	$504	$581	$0	$726	$4,252

MPA	31-Jul	$1,520	$2,183	$0	$1,769	$1,492	$1,437	$1,658	$0	$2,073	$12,132

MQT	30-Apr	$2,943	$4,314	$242	$3,436	$3,135	$2,926	$3,167	$517	$4,121	$24,801

MQY	30-Apr	$4,560	$6,682	$376	$5,323	$4,857	$4,533	$4,906	$801	$6,384	$38,422

MUC	31-Jul	$5,329	$7,655	$0	$6,201	$5,232	$5,039	$5,814	$0	$7,267	$42,537

MUE	31-Jul	$2,697	$3,875	$0	$3,139	$2,648	$2,550	$2,943	$0	$3,678	$21,530

MUH	30-Apr	$1,688	$2,474	$139	$1,971	$1,798	$1,678	$1,816	$296	$2,363	$14,223

MUI	30-Apr	$5,597	$8,203	$460	$6,533	$5,961	$5,565	$6,022	$980	$7,836	$47,157

MUJ	31-Jul	$2,873	$4,126	$0	$3,343	$2,820	$2,716	$3,134	$0	$3,917	$22,929

MUS	30-Apr	$1,748	$2,562	$144	$2,040	$1,862	$1,738	$1,881	$306	$2,447	$14,728

MVF	31-Aug	$5,408	$7,796	$0	$6,300	$5,364	$5,145	$5,895	$0	$7,403	$43,311

MVT	30-Apr	$3,096	$4,538	$254	$3,614	$3,297	$3,078	$3,331	$540	$4,334	$26,082

MYC	31-Jul	$2,879	$4,135	$0	$3,350	$2,826	$2,722	$3,140	$0	$3,926	$22,978

MYD	30-Apr	$6,568	$9,626	$541	$7,668	$6,996	$6,530	$7,067	$1,153	$9,196	$55,345

MYF	31-Jul	$1,759	$2,526	$0	$2,047	$1,727	$1,663	$1,919	$0	$2,398	$14,039

MYI	31-Jul	$8,339	$11,978	$0	$9,704	$8,188	$7,885	$9,098	$0	$11,372	$66,564

MYJ	31-Jul	$1,907	$2,740	$0	$2,220	$1,873	$1,803	$2,081	$0	$2,601	$15,225

MYN	31-Jul	$4,610	$6,622	$0	$5,365	$4,526	$4,359	$5,029	$0	$6,287	$36,798

MZA	31-Jul	$554	$795	$0	$644	$544	$524	$604	$0	$755	$4,420

Total Compensation from Closed-End Complex (6)		$289,583	$423,125	$0	$338,750	$298,125	$281,875	$314,583	$0	$402,083

Number of Registered Investment Companies (“RICs”) in Closed-End Complex Overseen by Board Member (7)		74	74	74	74	74	74	74	74	74

(1)	Information is for the Fund’s most recent fiscal year.
(2)

Total amount of deferred compensation payable by the Closed-End Complex to Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Harris, Dr. Hubbard, Dr. Kester, and Ms. Robards is $386,304, $806,302, $625,512, $1,308,426, $1,356,666, $758,272, and $606,536 respectively, as of December 31, 2015.

(3)

Ms. Egan became an Independent Board Member of all Funds except BPP on April 1, 2016. Ms. Egan is a Board Nominee for BPP. As of December 31, 2015, Ms. Egan did not participate in the deferred compensation plan.

(4)	Ms. Lynch became an Independent Board Member of all Funds on March 1, 2016. As of December 31, 2015, Ms. Lynch did not participate in the deferred compensation plan.
(5)	Includes fees paid by BlackRock MuniYield Michigan Quality Fund II, Inc. (MYM), which merged into BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) effective September 14, 2015.
(6)

Represents the aggregate compensation earned by such persons from the Closed-End Complex during the calendar year ended December 31, 2015. Of this amount, Mr. Castellano, Mr. Cavanagh, Dr. Fabozzi, Mr. Harris, Dr. Hubbard, Dr. Kester and Ms. Robards deferred $85,125, $77,375, $15,313, $143,438, $136,563, $80,000, and $36,625 respectively, pursuant to the Closed-End Complex’s deferred compensation plan.

(7)

Represents RICs in Closed-End Complex currently overseen, or to be overseen following election, by such Board Member or Board Nominee. Ms. Lynch and Ms. Egan did not oversee any RICs in the Closed-End Complex during the calendar year ended December 31, 2015.

B-2

Appendix C – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Funds that they are nominated to oversee as of April 30, 2016, except as otherwise indicated. No Board Member or Board Nominee owns Preferred Shares.

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
Interested Board Members, including the Board Nominees:

John M. Perlowski	BlackRock Floating Rate Income Strategies Fund, Inc.	1,320	$10,001 - $50,000	$50,001 - $100,000	N/A	N/A	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	1,473	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield New Jersey Fund, Inc.	1,340	$10,001 - $50,000		N/A	N/A

Barbara G. Novick	BlackRock MuniYield Fund, Inc.	6,000	$50,001 - $100,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock MuniYield New York Quality Fund, Inc.	4,026	$50,001 - $100,000		N/A	N/A

Independent Board Members, including the Board Nominees:

Richard E. Cavanagh	BlackRock Enhanced Capital and Income Fund, Inc.	261	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	1,176	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	456	$1 - $10,000		14,521	Over $100,000

	BlackRock MuniYield California Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniEnhanced Fund, Inc.	100	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock MuniHoldings Investment Quality Fund	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Investment Quality Fund	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock Massachusetts Tax-Exempt Trust	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings New York Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Michigan Quality Fund, Inc.	193	$1 - $10,000		N/A	N/A

	BlackRock Muni New York Intermediate Duration Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Pennsylvania Quality Fund	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund II, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings California Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Fund II, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	199	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund II, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield California Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Investment Fund	300	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund III, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield New Jersey Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield New York Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Arizona Fund, Inc.	100	$1 - $10,000		N/A	N/A

Michael J. Castellano	BlackRock Enhanced Capital and Income Fund, Inc.	800	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	7,546	$10,001 - $50,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	1,634	$10,001 - $50,000		6,026	$50,001 - $100,000

	BlackRock MuniEnhanced Fund, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings Investment Quality Fund	700	$10,001 - $50,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock MuniYield Investment Quality Fund	900	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings Fund, Inc.	700	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings New York Quality Fund, Inc.	600	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund, Inc.	700	$10,001 - $50,000		N/A	N/A

	BlackRock Muni Intermediate Duration Fund, Inc.	800	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings New Jersey Quality Fund, Inc.	2,192	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund, Inc.	800	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Fund, Inc.	700	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Pennsylvania Quality Fund	1,100	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Investment Fund	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Quality Fund III, Inc.	700	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield New Jersey Fund, Inc.	1,500	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield New York Quality Fund, Inc.	700	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Arizona Fund, Inc.	600	$10,001 - $50,000		N/A	N/A

Cynthia L. Egan (2)	None	0	$0	$0	N/A	N/A	$0

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
Frank J. Fabozzi	BlackRock Debt Strategies Fund, Inc.	345	$1 - $10,000	$10,001 - $50,000	N/A	N/A	Over $100,000

	BlackRock Enhanced Government Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	26	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	43	$1 - $10,000		11,610	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Fund, Inc.	10	$1 - $10,000		N/A	N/A

	The BlackRock Pennsylvania Strategic Municipal Trust	100	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund II, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund II, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Fund II, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock Muni Intermediate Duration Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund II, Inc.	10	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Fund, Inc.	10	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock MuniYield Quality Fund III, Inc.	10	$1 - $10,000		N/A	N/A

Jerrold B. Harris	BlackRock Enhanced Capital and Income Fund, Inc.	525	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	848	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	143	$1 - $10,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	428	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	704	$1 - $10,000		22,325	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	146	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Fund, Inc.	154	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund II, Inc.	20,314	Over $100,000		N/A	N/A

	BlackRock MuniYield Quality Fund, Inc.	4,242	$50,001 - $100,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund II, Inc.	1,147	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings Fund II, Inc.	3,153	$50,001 - $100,000		N/A	N/A

	BlackRock Muni Intermediate Duration Fund, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund, Inc.	147	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund, Inc.	152	$1 - $10,000		N/A	N/A

	BlackRock MuniVest Fund II, Inc.	154	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock MuniYield Fund, Inc.	151	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund III, Inc.	147	$1 - $10,000		N/A	N/A

R. Glenn Hubbard	BlackRock Debt Strategies Fund, Inc.	795	$1 - $10,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Corporate High Yield Fund, Inc.	204	$1 - $10,000		24,790	Over $100,000

W. Carl Kester	BlackRock Enhanced Capital and Income Fund, Inc.	1,808	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Debt Strategies Fund, Inc.	1,400	$1 - $10,000		N/A	N/A

	BlackRock Enhanced Government Fund, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock Floating Rate Income Strategies Fund, Inc.	263	$1 - $10,000		N/A	N/A

	BlackRock Corporate High Yield Fund, Inc.	367	$1 - $10,000		12,944	Over $100,000

	BlackRock Massachusetts Tax-Exempt Trust	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund II, Inc.	100	$1 - $10,000		N/A	N/A

	BlackRock MuniHoldings Quality Fund, Inc.	100	$1 - $10,000		N/A	N/A

Catherine A. Lynch (3)	None	0	$0	$0	N/A	N/A	$0

Karen P. Robards	BlackRock Enhanced Capital and Income Fund, Inc.	1,794	$10,001 - $50,000	Over $100,000	N/A	N/A	Over $100,000

	BlackRock Corporate High Yield Fund, Inc.	0	$0		10,436	Over $100,000

	BlackRock MuniEnhanced Fund, Inc.	500	$1 - $10,000		N/A	N/A

Name of Board Member and Board Nominee	Fund Name	Number of Common Shares	Aggregate Dollar Range of Common Shares in Each Fund	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Number of Share Equivalents(1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Shares and Share Equivalents in Family of Investment Companies
	BlackRock Muni Intermediate Duration Fund, Inc.	1,000	$10,001 - $50,000		N/A	N/A

	BlackRock MuniYield Investment Fund	400	$1 - $10,000		N/A	N/A

	BlackRock MuniYield Quality Fund III, Inc.	400	$1 - $10,000		N/A	N/A

(1)

Represents, as of April 30, 2016, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the Closed-End Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock International Growth and Income Trust (BGY), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Energy and Resources Trust (BGR), BlackRock Floating Rate Income Trust (BGT), BlackRock Limited Duration Income Trust (BLW), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Corporate High Yield Fund, Inc. (HYT) and BlackRock Health Sciences Trust (BME) are eligible investments. As of April 30, 2016, Ms. Egan and Ms. Lynch did not participate in the deferred compensation plan.

(2)	Ms. Egan became an Independent Board Member of all Funds except BPP on April 1, 2016. Ms. Egan is a Board Nominee for BPP.
(3)	Ms. Lynch became an Independent Board Member March 1, 2016.

As of April 30, 2016, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares or units of each Fund which they oversee (or are nominated to oversee).

As of April 30, 2016, none of the Independent Board Members nor their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

Appendix D – Meetings of the Boards

During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Preferred Partners LLC	—	31-Mar	6
BlackRock Enhanced Capital and Income Fund, Inc.	CII	31-Dec	6
BlackRock Debt Strategies Fund, Inc.	DSU	28-Feb	6
BlackRock Enhanced Government Fund, Inc.	EGF	31-Dec	6
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	31-Aug	8
BlackRock Corporate High Yield Fund, Inc.	HYT	31-Aug	8
BlackRock MuniYield California Quality Fund, Inc.	MCA	31-Jul	8
BlackRock MuniEnhanced Fund, Inc.	MEN	30-Apr	6
BlackRock MuniHoldings Investment Quality Fund	MFL	31-Aug	8
BlackRock MuniYield Investment Quality Fund	MFT	31-Jul	8
BlackRock MuniHoldings Fund, Inc.	MHD	30-Apr	6
BlackRock Massachusetts Tax-Exempt Trust	MHE	31-Aug	8
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	31-Aug	8
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	31-Jul	8
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	31-Jul	8
BlackRock MuniYield Pennsylvania Quality Fund	MPA	31-Jul	8
BlackRock MuniYield Quality Fund II, Inc.	MQT	30-Apr	6
BlackRock MuniYield Quality Fund, Inc.	MQY	30-Apr	6
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	31-Jul	8
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	31-Jul	8
BlackRock MuniHoldings Fund II, Inc.	MUH	30-Apr	6
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	30-Apr	6
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	31-Jul	8
BlackRock MuniHoldings Quality Fund, Inc.	MUS	30-Apr	6
BlackRock MuniVest Fund, Inc.	MVF	31-Aug	8
BlackRock MuniVest Fund II, Inc.	MVT	30-Apr	6
BlackRock MuniYield California Fund, Inc.	MYC	31-Jul	8
BlackRock MuniYield Fund, Inc.	MYD	30-Apr	6
BlackRock MuniYield Investment Fund	MYF	31-Jul	8
BlackRock MuniYield Quality Fund III, Inc.	MYI	31-Jul	8
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	31-Jul	8
BlackRock MuniYield New York Quality Fund, Inc.	MYN	31-Jul	8
BlackRock MuniYield Arizona Fund, Inc.	MZA	31-Jul	8

D-1

Appendix E – Standing Committees of the Boards

The business and affairs of each Fund are managed by or under the direction of its Board.

Standing Committees. The Board of each Fund has established the following standing committees:

Audit Committee. Each Board has a standing Audit Committee composed of Karen P. Robards (Chair), Michael J. Castellano, Frank J. Fabozzi, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members and all of whom, except for Ms. Lynch, have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee.

All Exchange-Listed Funds. Each Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Cynthia L. Egan, Frank J. Fabozzi, Jerrold B. Harris, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2017 annual shareholder meeting of a Fund is held within 25 days of July 26, 2017, the Fund must receive notice pertaining to the 2017 annual meeting of shareholders no earlier than Sunday, February 26, 2017 and no later than Tuesday, March 28, 2017. However, if a Fund holds its 2017 annual shareholder meeting on a date that is not within 25 days before or after July 26, 2017, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details.

BlackRock Preferred Partners LLC (BPP). BPP’s Board has a standing Governance Committee composed of R. Glenn Hubbard (Chair), Richard E. Cavanagh, Michael J. Castellano, Frank J. Fabozzi, Jerrold B. Harris, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of BPP (as defined in the 1940 Act) for election by unitholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of BPP unit ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing BPP’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing BPP in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide BPP. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to BPP.

The Governance Committee may consider nominations for Board Members made by BPP’s unitholders as it deems appropriate. Under BPP’s By-laws, unitholders must follow certain procedures to nominate a person for election as a Board Member at a unitholder meeting, or to introduce an item of business at a unitholder meeting. BPP does not intend to hold regular annual unitholders’ meetings. Under BPP’s advance notice procedures, unitholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of BPP at its principal executive offices. BPP must receive notice of a unitholder’s intention to introduce a nomination or proposed item of business for a unitholder meeting called for the purpose of electing Board Members not later than the close of business on the fifth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

BPP’s By-laws provide that notice of a proposed nomination must include certain information about the unitholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the unitholder in the business, and certain other information about the unitholder.

Further, BPP has adopted Board Member qualification requirements which can be found in BPP’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. Reference is made to BPP’s By-laws for more details.

General. A copy of the Governance Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund, except BPP, has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh, Cynthia L. Egan and R. Glenn Hubbard, all of whom are Independent Board Members. BPP has a Compliance Committee composed of Jerrold B. Harris (Chair), Richard E. Cavanagh and R. Glenn Hubbard, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock, and any subadvisor and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund, except BPP, has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. BPP has a Performance Oversight Committee composed of Frank J. Fabozzi (Chair), Michael J. Castellano, Richard E. Cavanagh, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch and Karen P. Robards, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Executive Committee. Each Fund has an Executive Committee composed of Richard E. Cavanagh (Chair) and Karen P. Robards, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Leverage Committee was originally formed in March 2008 for the purpose of monitoring issues arising from credit market turmoil and overseeing efforts to address the effects of reduced AMPS liquidity on each fund in the Closed-End Complex using AMPS for leverage at the time. As of April 30, 2016, the total amount of announced redemptions of AMPS across the Closed-End Complex equaled $9.83 billion, which represents approximately 99.6% of all AMPS outstanding for the Closed-End Complex as of February 2008. Thus far, 62 BlackRock Closed-End Funds have redeemed all of their AMPS.

As a result of the reduction of AMPS across the Closed-End Complex, the Board determined to suspend the Leverage Committee effective March 1, 2016. The Board currently oversees the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

Each Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Executive Committee Meetings
BPP	31-Mar	12	4	4	4	0
CII	31-Dec	12	4	4	4	0
DSU	28-Feb	12	4	4	4	0
EGF	31-Dec	12	4	4	4	0
FRA	31-Aug	13	4	4	4	0
HYT	31-Aug	13	4	4	4	0
MCA	31-Jul	13	4	4	4	0
MEN	30-Apr	11	4	4	4	0
MFL	31-Aug	13	4	4	4	0
MFT	31-Jul	13	4	4	4	0
MHD	30-Apr	11	4	4	4	0
MHE	31-Aug	13	4	4	4	0
MHN	31-Aug	13	4	4	4	0
MIY	31-Jul	13	4	4	4	0
MNE	31-Jul	13	4	4	4	0
MPA	31-Jul	13	4	4	4	0
MQT	30-Apr	11	4	4	4	0
MQY	30-Apr	11	4	4	4	0
MUC	31-Jul	13	4	4	4	0
MUE	31-Jul	13	4	4	4	0
MUH	30-Apr	11	4	4	4	0
MUI	30-Apr	11	4	4	4	0
MUJ	31-Jul	13	4	4	4	0
MUS	30-Apr	11	4	4	4	0
MVF	31-Aug	13	4	4	4	0
MVT	30-Apr	11	4	4	4	0
MYC	31-Jul	13	4	4	4	0
MYD	30-Apr	11	4	4	4	0
MYF	31-Jul	13	4	4	4	0
MYI	31-Jul	13	4	4	4	0
MYJ	31-Jul	13	4	4	4	0
MYN	31-Jul	13	4	4	4	0
MZA	31-Jul	13	4	4	4	0

Appendix F – Executive Officers of the Funds

The executive officers of each Fund, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John Perlowski 55 East 52nd Street New York, NY 10055 1964	Director/Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Director/Trustee since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 55 East 52nd Street New York, NY 10055 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

F-1

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Fernanda Piedra * 55 East 52nd Street New York, NY 10055 1969	Anti-Money Laundering Compliance Officer	Annual; Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

*	Ms. Piedra is an executive officer only of BPP.

With the exception of the CCO, executive officers receive no compensation from the Funds. The Funds compensate the CCO for his services as their CCO.

F-2

Appendix G – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

		Audit Fees		Audit-Related Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)*	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)
BPP	31-Mar	51,523	51,523	16,000	16,000
CII	31-Oct	N/A(1)	43,039	N/A(1)	0
CII	31-Dec	43,644	36,583(2)	0	0(2)
DSU	28-Feb	102,064	102,064	4,000	0
EGF	31-Dec	41,553	38,317	0	0
FRA	31-Aug	76,182	68,365	4,000	4,000
HYT	31-Aug	97,117	76,723	4,000	3,767
MCA	31-Jul	38,110	37,737	0	0
MEN	30-Apr	36,580	36,580	0	0
MFL	31-Aug	40,456	40,060	0	0
MFT	31-Jul	31,990	31,677	0	0
MHD	30-Apr	37,600	37,600	0	0
MHE	31-Aug	26,074	25,819	0	0
MHN	31-Aug	38,008	37,636	0	0
MIY	31-Jul	34,540	34,202	6,500	0
MNE	31-Jul	30,358	30,061	0	0
MPA	31-Jul	30,460	30,162	9,250	0
MQT	30-Apr	38,110	38,110	0	0
MQY	30-Apr	40,150	40,150	0	0
MUC	31-Jul	38,722	38,343	0	0
MUE	31-Jul	37,600	37,232	0	0
MUH	30-Apr	33,622	33,622	0	0
MUI	30-Apr	39,028	39,028	0	0
MUJ	31-Jul	33,928	33,596	9,250	0
MUS	30-Apr	36,580	36,580	0	0
MVF	31-Aug	37,906	37,535	0	0
MVT	30-Apr	36,682	36,682	0	0
MYC	31-Jul	36,682	36,323	0	0
MYD	30-Apr	39,844	39,844	0	0
MYF	31-Jul	34,744	34,404	0	0
MYI	31-Jul	39,436	39,050	0	0
MYJ	31-Jul	32,602	32,283	0	0
MYM	31-Jul	32,398	32,081	0	0
MYN	31-Jul	37,804	37,434	0	0
MZA	31-Jul	28,012	27,738	0	0

*	Prior fiscal year audit fees were updated to include out-of-pocket expenses.
(1)	In 2014, the Fund changed its fiscal year end from October 31 to December 31.
(2)

In 2014, the Fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the Fund’s year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

Tax Fees and All Other Fees

		Tax Fees*		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)
BPP	31-Mar	15,147	14,850	0	0
CII	31-Oct	N/A(1)	14,850	N/A(1)	0
CII	31-Dec	15,147	4,000(2)	0	0(2)
DSU	28-Feb	27,402(3)	27,402(3)(4)	0	0
EGF	31-Dec	11,016	10,800	0	0
FRA	31-Aug	25,056(3)	24,800(3)	0	0
HYT	31-Aug	45,042(3)	44,740(3)(5)	0	0
MCA	31-Jul	15,402	15,100	0	0
MEN	30-Apr	15,402	15,402	0	0
MFL	31-Aug	20,502	20,100	0	0
MFT	31-Jul	10,812	10,600	0	0
MHD	30-Apr	13,362	13,362	0	0
MHE	31-Aug	7,956	7,800	0	0
MHN	31-Aug	18,462	18,100	0	0
MIY	31-Jul	13,362(6)	13,100	0	0
MNE	31-Jul	8,874	8,700	0	0
MPA	31-Jul	12,342(7)	12,100	0	0
MQT	30-Apr	13,362	13,362	0	0
MQY	30-Apr	17,442	17,442	0	0
MUC	31-Jul	21,522	21,100	0	0
MUE	31-Jul	14,382	14,100	0	0
MUH	30-Apr	11,934	11,934	0	0
MUI	30-Apr	20,502	20,502	0	0
MUJ	31-Jul	14,382(8)	14,100	0	0
MUS	30-Apr	12,852	12,852	0	0
MVF	31-Aug	22,032	21,600	0	0
MVT	30-Apr	14,382	14,382	0	0
MYC	31-Jul	14,382	14,100	0	0
MYD	30-Apr	22,542	22,542	0	0
MYF	31-Jul	13,056	12,800	0	0
MYI	31-Jul	29,682	29,100	0	0
MYJ	31-Jul	13,362	13,100	0	0
MYM	31-Jul	12,036	11,800	0	0
MYN	31-Jul	21,502	20,100	0	0
MZA	31-Jul	8,976	8,800	0	0

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
(1)	In 2014, the Fund changed its fiscal year end from October 31 to December 31.
(2)

In 2014, the Fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the Fund’s fiscal year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

(3)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(4)

Does not include payments related to final tax filings for BlackRock Senior High Income Fund, Inc. ($4,100) and BlackRock Strategic Bond Trust ($5,850), which merged into BlackRock Debt Strategies Fund, Inc. on December 9, 2013. The Advisor paid BlackRock Strategic Bond Trust’s fee. BlackRock Senior High Income Fund, Inc. paid its own fee.

(5)

Does not include payments related to final tax filings for BlackRock High Yield Trust ($3,300), BlackRock Corporate High Yield Fund, Inc. ($6,150), BlackRock Corporate High Yield Fund III, Inc. ($6,400), BlackRock High Income Shares ($4,400), and BlackRock Corporate High Yield Fund V, Inc. ($7,550), which merged into BlackRock Corporate High Yield Fund, Inc. on

November 18, 2013. The Advisor paid BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., and BlackRock Corporate High Yield Fund V, Inc.’s fee. BlackRock High Yield Trust and BlackRock High Income Shares each paid their own fees.

(6)

Does not include payments related to final tax filings for BlackRock MuniYield Michigan Quality Fund II, Inc. ($6,018), which merged into BlackRock MuniYield Michigan Quality Fund, Inc. on September 14, 2015. BlackRock MuniYield Michigan Quality Fund II, Inc. paid its own fee.

(7)

Does not include payments related to final tax filings for BlackRock Pennsylvania Strategic Municipal Trust ($8,446), which merged into BlackRock MuniYield Pennsylvania Quality Fund on April 13, 2015. BlackRock Pennsylvania Strategic Municipal Trust paid its own fee.

(8)

Does not include payments related to final tax filings for BlackRock MuniYield New Jersey Quality Fund, Inc. ($11,016), which merged into BlackRock MuniHoldings New Jersey Quality Fund, Inc. on April 13, 2015. BlackRock MuniYield New Jersey Quality Fund, Inc. paid its own fee.

Aggregate non-audit fees for services provided to each Fund and its Affiliated Service Providers, regardless of whether Audit Committee pre-approval was required:

		Aggregate Non-Audit Fees for Services to each Fund		Aggregate Non-Audit Fees for Services to each Fund’s Affiliated Service Provider*		Aggregate Non-Audit Fees for Services to each Fund and its Affiliated Service Provider†
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Prior Fiscal Year to Most Recent Fiscal Year End ($)
BPP	31-Mar	31,147	30,850	2,550,000	2,836,000	2,581,147	2,866,850
CII	31-Oct	N/A(1)	14,850	N/A(1)	2,836,000	N/A(1)	2,850,850
CII	31-Dec	15,147	4,000(2)	2,550,000	2,836,000	2,565,147	2,840,000
DSU	28-Feb	31,402(3)	27,402(3)(4)	2,550,000	2,836,000	2,581,402(3)	2,863,402(3)(4)
EGF	31-Dec	11,016	10,800	2,550,000	2,836,000	2,561,016	2,846,800
FRA	31-Aug	29,056(3)	28,800(3)	2,550,000	2,836,000	2,579,056(3)	2,864,800(3)
HYT	31-Aug	49,042(3)	48,507(3)(5)	2,550,000	2,836,000	2,599,042(3)	2,884,507(3)(5)
MCA	31-Jul	15,402	15,100	2,550,000	2,836,000	2,565,402	2,851,100
MEN	30-Apr	15,402	15,402	2,550,000	2,836,000	2,565,402	2,851,402
MFL	31-Aug	20,502	20,100	2,550,000	2,836,000	2,570,502	2,856,100
MFT	31-Jul	10,812	10,600	2,550,000	2,836,000	2,560,812	2,846,600
MHD	30-Apr	13,362	13,362	2,550,000	2,836,000	2,563,362	2,849,362
MHE	31-Aug	7,956	7,800	2,550,000	2,836,000	2,557,956	2,843,800
MHN	31-Aug	18,462	18,100	2,550,000	2,836,000	2,568,462	2,854,100
MIY	31-Jul	19,862(6)	13,100	2,550,000	2,836,000	2,569,862(6)	2,849,100
MNE	31-Jul	8,874	8,700	2,550,000	2,836,000	2,558,874	2,844,700
MPA	31-Jul	21,592(7)	12,100	2,550,000	2,836,000	2,571,592(7)	2,848,100
MQT	30-Apr	13,362	13,362	2,550,000	2,836,000	2,563,362	2,849,362
MQY	30-Apr	17,442	17,442	2,550,000	2,836,000	2,567,442	2,853,442
MUC	31-Jul	21,522	21,100	2,550,000	2,836,000	2,571,522	2,857,100
MUE	31-Jul	14,382	14,100	2,550,000	2,836,000	2,564,382	2,850,100
MUH	30-Apr	11,934	11,934	2,550,000	2,836,000	2,561,934	2,847,934
MUI	30-Apr	20,502	20,502	2,550,000	2,836,000	2,570,502	2,856,502
MUJ	31-Jul	23,632(8)	14,100	2,550,000(8)	2,836,000	2,573,632(8)	2,850,100
MUS	30-Apr	12,852	12,852	2,550,000	2,836,000	2,562,852	2,848,852
MVF	31-Aug	22,032	21,600	2,550,000	2,836,000	2,572,032	2,857,600
MVT	30-Apr	14,382	14,382	2,550,000	2,836,000	2,564,382	2,850,382
MYC	31-Jul	14,382	14,100	2,550,000	2,836,000	2,564,382	2,850,100
MYD	30-Apr	22,542	22,542	2,550,000	2,836,000	2,572,542	2,858,542
MYF	31-Jul	13,056	12,800	2,550,000	2,836,000	2,563,056	2,848,800
MYI	31-Jul	29,682	29,100	2,550,000	2,836,000	2,579,682	2,865,100
MYJ	31-Jul	13,362	13,100	2,550,000	2,836,000	2,563,362	2,849,100
MYM	31-Jul	12,036	11,800	2,550,000	2,836,000	2,562,036	2,847,800
MYN	31-Jul	21,502	20,100	2,550,000	2,836,000	2,571,502	2,856,100
MZA	31-Jul	8,976	8,800	2,550,000	2,836,000	2,558,976	2,844,800

*	Non-audit fees of $2,550,000 for the most recent fiscal year and $2,836,000 for the prior fiscal year were paid in their entirety by BlackRock, in connection with services provided to each Fund’s Affiliated Service Provider for a service organization review and a performance compliance review. These amounts represent the aggregate fees paid by BlackRock and are not allocated on a per Fund basis.
†

Includes non-audit fees of $2,550,000 for the most recent fiscal year and $2,836,000 for the prior fiscal year which were paid in their entirety by BlackRock. These amounts represent the aggregate fees paid by BlackRock and are not allocated on a per Fund basis. Each Fund’s aggregate non-audit fees in connection with services provided to the Fund that were pre-approved by the Fund’s Audit Committee are shown in the “Aggregate Non-Audit Fees for Services to each Fund” column.

(1)	In 2014, the Fund changed its fiscal year end from October 31 to December 31.
(2)

In 2014, the Fund changed its fiscal year end from October 31 to December 31. Information provided for the period November 1, 2014 through the Fund’s fiscal year end of December 31, 2014. The Advisor paid 50% of the fee due to the fiscal year end change.

(3)	Includes fees for the Fund and the Fund’s subsidiary or subsidiaries.
(4)

Does not include payments related to final tax filings for BlackRock Senior High Income Fund, Inc. ($4,100) and BlackRock Strategic Bond Trust ($5,850), which merged into DSU on December 9, 2013. The Advisor paid BlackRock Strategic Bond Trust’s fee. BlackRock Senior High Income Fund, Inc. paid its own fee.

(5)

Does not include payments related to final tax filings for BlackRock High Yield Trust ($3,300), BlackRock Corporate High Yield Fund, Inc. ($6,150), BlackRock Corporate High Yield Fund III, Inc. ($6,400), BlackRock High Income Shares ($4,400), and BlackRock Corporate High Yield Fund V, Inc. ($7,550), which merged into HYT on November 18, 2013. The Advisor paid BlackRock Corporate High Yield Fund, Inc., BlackRock Corporate High Yield Fund III, Inc., and BlackRock Corporate High Yield Fund V, Inc.’s fee. BlackRock High Yield Trust and BlackRock High Income Shares each paid their own fees.

(6)

Does not include payments related to final tax filings for BlackRock MuniYield Michigan Quality Fund II, Inc. ($6,018), which merged into MIY on September 14, 2015. BlackRock MuniYield Michigan Quality Fund II, Inc. paid its own fee.

(7)

Does not include payments related to final tax filings for BlackRock Pennsylvania Strategic Municipal Trust ($8,446), which merged into MPA on April 13, 2015. BlackRock Pennsylvania Strategic Municipal Trust paid its own fee.

(8)

Does not include payments related to final tax filings for BlackRock MuniYield New Jersey Quality Fund, Inc. ($11,016), which merged into MUJ on April 13, 2015. BlackRock MuniYield New Jersey Quality Fund, Inc. paid its own fee.

Appendix H – 5% Beneficial Ownership

As of April 30, 2016, to the best knowledge of each Fund, the following persons beneficially owned more than 5% of the outstanding shares or units of the class of the Funds indicated:

Fund	Investor	Address	Common Shares or Units Held†	Common Shares or Units % Held†	Preferred Shares Held†	Preferred Shares % Held†
CII	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,228,111	7.32%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

DSU	Morgan Stanley (2)	1585 Broadway New York, NY 10036	15,756,228	8.40%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Saba Capital Management, L.P. (3)	405 Lexington Avenue, 58th Floor New York, NY 10174	16,908,864	9.05%	—	—

	Boaz R. Weinstein (3)	405 Lexington Avenue, 58th Floor New York, NY 10174	—	—	—	—

	Saba Capital Master Fund Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital Master Fund II, Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital Leveraged Master Fund Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital Series LLC Series 1 (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

	Saba Capital CEF Opportunities 1, Ltd. (3)	Intertrust Corporate Services (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	—	—	—	—

Fund	Investor	Address	Common Shares or Units Held†	Common Shares or Units % Held†	Preferred Shares Held†	Preferred Shares % Held†
EGF	1607 Capital Partners, LLC	4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	801,073	11.10%	—	—

	Relative Value Partners, LLC	1033 Skoikie Blvd. Suite 470 Northbrook, IL 60062	431,127	5.97%	—	—

	Sit Investment Associates, Inc. (4)	3300 IDS Center 80 South 8th Street Minneapolis, MN 55402	2,187,117	30.31%	—	—

	Sit Fixed Income Advisors II, LLC (4)	3300 IDS Center 80 South 8th Street Minneapolis, MN 55402	—	—	—	—

FRA	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,459,129	6.60%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

MCA	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 1,665	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MEN	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 1,425	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MFL	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, NC 28255	—	—	VRDP: 2,746	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, NC 28255	—	—	—	—

	Morgan Stanley (2)	1585 Broadway New York, NY 10036	3,241,318	8.60%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

MFT	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 565	VMTP: 100.00%

MHD	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 837	VMTP: 100.00%

Fund	Investor	Address	Common Shares or Units Held†	Common Shares or Units % Held†	Preferred Shares Held†	Preferred Shares % Held†
MHE	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 185	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MHN	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, NC 28255	—	—	VRDP: 2,436	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, NC 28255	—	—	—	—

MIY	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,497,873	13.69%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 2,319	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MNE	Barclays Bank PLC (7)	745 7th Avenue New York, NY 10019	—	—	VRDP: 296	VRDP: 100.00%

MPA	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 826	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MQT	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,880,370	8.34%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,165	VMTP: 100.00%

MQY	Barclays Bank PLC (7)	745 7th Avenue New York, NY 10019	—	—	VRDP: 1,766	VRDP: 100.00%

Fund	Investor	Address	Common Shares or Units Held†	Common Shares or Units % Held†	Preferred Shares Held†	Preferred Shares % Held†
MUC	Wells Fargo & Company (8)	420 Montgomery Street, San Francisco, CA 94104	—	—	VMTP: 2,540	VMTP: 100.00%

	Wells Fargo Bank, National Association (8)	101 North Phillips Avenue Sioux Falls, SD 57104	—	—	—	—

MUE	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,310	VMTP: 100.00%

MUH	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 550	VMTP: 100.00%

MUI	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 2,871	VMTP: 100.00%

MUJ	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,017,895	6.69%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, NC 28255	—	—	VRDP: 2,371	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, NC 28255	—	—	—	—

MUS	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 870	VMTP: 100.00%

MVF	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 2,438	VMTP: 100.00%

MVT	JP Morgan Chase	270 Park Avenue New York, NY 10017	—	—	VMTP: 1,400	VMTP: 100.00%

MYC	First Trust Portfolios L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,199,280	5.62%	—	—

	First Trust Advisors L.P. (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	The Charger Corporation (1)	120 East Liberty Drive, Suite 400 Wheaton, IL 60187	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 1,059	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

Fund	Investor	Address	Common Shares or Units Held†	Common Shares or Units % Held†	Preferred Shares Held†	Preferred Shares % Held†
MYD	Banc of America Preferred Funding Corporation (6)	214 North Tryon Street Charlotte, NC 28255	—	—	VRDP: 2,514	VRDP: 100.00%

	Bank of America Corporation (6)	100 North Tryon Street Charlotte, NC 28255	—	—	—	—

MYF	Morgan Stanley (2)	1585 Broadway New York, NY 10036	920,663	6.80%	—	—

	Morgan Stanley Smith Barney LLC (2)	1585 Broadway New York, NY 10036	—	—	—	—

	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 594	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MYI	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 3,564	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MYJ	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 1,022	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MYN	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 2,477	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

MZA	Citibank, N.A. (5)	399 Park Avenue New York, NY 10022	—	—	VRDP: 373	VRDP: 100.00%

	Citicorp (5)	399 Park Avenue New York, NY 10022	—	—	—	—

	Citigroup, Inc. (5)	399 Park Avenue New York, NY 10022	—	—	—	—

†	Unless otherwise indicated, the information contained in this table is based on Schedule 13D/13G filings made on or before April 30, 2016.
(1)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(2)

Morgan Stanley filed a Schedule 13G jointly with Morgan Stanley Smith Barney LLC. According to this Schedule 13G, these common shares include common shares being reported on by Morgan Stanley as a parent holding company and such common shares reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC.

(3)

Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13G jointly and did not differentiate holdings. The holdings reported in the Schedule 13G consist of the holdings of Saba Capital Master Fund Ltd., Saba Capital Master Fund II, Ltd., Saba Capital Leveraged Master Fund Ltd., Saba Capital Series LLC Series 1 and Saba Capital CEF Opportunities 1, Ltd.

(4)

Sit Investment Associates, Inc. (“SIA”) and Sit Fixed Income Advisors II, LLC (“SFI”), each registered investment advisers, jointly filed a Schedule 13D/A. According to the Schedule 13D/A, Roger J. Sit, chairman and CEO of SIA and SFI, Michael C. Brilley, senior vice president of SIA and director, president and chief fixed income officer of SFI, Ronald D. Sit, director and vice president of SIA and Mr. Ralph L. Strangis, director of SIA and SFI and partner with the law firm Kaplan Strangis & Kaplan, P.A., may be deemed to beneficially own the Fund shares held in SIA and SFI client accounts.

(5)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.
(6)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly. Banc of America Preferred Funding Corporation holds 100% of the VRDP shares.
(7)	Holding information is based on private agreements between the Fund and Barclays Bank PLC and not on public filings.
(8)

Wells Fargo & Company has filed a Schedule 13G on behalf of itself and the following subsidiary: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

CENC4-0616

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of each of the below named Funds to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUNDS	FUNDS	FUNDS
BlackRock Corporate High Yield Fund, Inc. BlackRock Enhanced Government Fund, Inc.	BlackRock Debt Strategies Fund, Inc. BlackRock Floating Rate Inc Strategies Fund, Inc.	BlackRock Enhanced Capital and Income Fund, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Frank J. Fabozzi
05.	Jerrold B. Harris	06.	R. Glenn Hubbard	07.	W. Carl Kester	08.	Catherine A. Lynch
09.	Barbara G. Novick	10.	John M. Perlowski	11.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Corporate High Yield Fund, Inc.	☐	☐	☐	02 BlackRock Debt Strategies Fund, Inc.	☐	☐	☐
03 BlackRock Enhanced Capital and Income Fund, Inc.	☐	☐	☐	04 BlackRock Enhanced Government Fund, Inc.	☐	☐	☐
05 BlackRock Floating Rate Inc Strategies Fund, Inc.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of each of the below named Funds to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUNDS	FUNDS	FUNDS

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock MuniHoldings CA Quality Fund, Inc.

BlackRock MuniHoldings NJ Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniYield AZ Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield NY Quality Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock Muni NY Intermediate Duration Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings NY Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniYield CA Fund, Inc.

BlackRock MuniYield MI Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield CA Quality Fund, Inc.

BlackRock MuniYield NJ Fund, Inc.

BlackRock MuniYield Quality Fund III, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	05.	Jerrold B. Harris
06.	R. Glenn Hubbard	08.	Catherine A. Lynch	09.	Barbara G. Novick	10.	John M. Perlowski
11.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Muni Intermediate Duration Fund, Inc.	☐	☐	☐	02 BlackRock Muni NY Intermediate Duration Fund, Inc.	☐	☐	☐
03 BlackRock MuniEnhanced Fund, Inc.	☐	☐	☐	04 BlackRock MuniHoldings CA Quality Fund, Inc.	☐	☐	☐
05 BlackRock MuniHoldings Fund II, Inc.	☐	☐	☐	06 BlackRock MuniHoldings Fund, Inc.	☐	☐	☐
07 BlackRock MuniHoldings NJ Quality Fund, Inc.	☐	☐	☐	08 BlackRock MuniHoldings NY Quality Fund, Inc.	☐	☐	☐
09 BlackRock MuniHoldings Quality Fund II, Inc.	☐	☐	☐	10 BlackRock MuniHoldings Quality Fund, Inc.	☐	☐	☐
11 BlackRock MuniVest Fund II, Inc.	☐	☐	☐	12 BlackRock MuniVest Fund, Inc.	☐	☐	☐
13 BlackRock MuniYield AZ Fund, Inc.	☐	☐	☐	14 BlackRock MuniYield CA Fund, Inc.	☐	☐	☐
15 BlackRock MuniYield CA Quality Fund, Inc..	☐	☐	☐	16 BlackRock MuniYield Fund, Inc.	☐	☐	☐
17 BlackRock MuniYield MI Quality Fund, Inc.	☐	☐	☐	18 BlackRock MuniYield NJ Fund, Inc.	☐	☐	☐
19 BlackRock MuniYield NY Quality Fund, Inc.	☐	☐	☐	20 BlackRock MuniYield Quality Fund II, Inc.	☐	☐	☐
21 BlackRock MuniYield Quality Fund III, Inc.	☐	☐	☐	22 BlackRock MuniYield Quality Fund, Inc.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Funds held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of each of the below named Funds to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland or Massachusetts law, as applicable. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUNDS	FUNDS	FUNDS

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock MuniHoldings CA Quality Fund, Inc.

BlackRock MuniHoldings NJ Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniYield AZ Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield NY Quality Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock Muni NY Intermediate Duration Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings NY Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniYield CA Fund, Inc.

BlackRock MuniYield MI Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield CA Quality Fund, Inc.

BlackRock MuniYield NJ Fund, Inc.

BlackRock MuniYield Quality Fund III, Inc.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number on the line provided.

01.	Michael J. Castellano	02.	Richard E. Cavanagh	03.	Cynthia L. Egan	04.	Frank J. Fabozzi
05.	Jerrold B. Harris	06.	R. Glenn Hubbard	07.	W. Carl Kester	08.	Catherine A. Lynch
09.	Barbara G. Novick	10.	John M. Perlowski	11.	Karen P. Robards

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 BlackRock Muni Intermediate Duration Fund, Inc.	☐	☐	☐	02 BlackRock Muni NY Intermediate Duration Fund, Inc.	☐	☐	☐
03 BlackRock MuniEnhanced Fund, Inc.	☐	☐	☐	04 BlackRock MuniHoldings CA Quality Fund, Inc.	☐	☐	☐
05 BlackRock MuniHoldings Fund II, Inc.	☐	☐	☐	06 BlackRock MuniHoldings Fund, Inc.	☐	☐	☐
07 BlackRock MuniHoldings NJ Quality Fund, Inc.	☐	☐	☐	08 BlackRock MuniHoldings NY Quality Fund, Inc.	☐	☐	☐
09 BlackRock MuniHoldings Quality Fund II, Inc.	☐	☐	☐	10 BlackRock MuniHoldings Quality Fund, Inc.	☐	☐	☐
11 BlackRock MuniVest Fund II, Inc.	☐	☐	☐	12 BlackRock MuniVest Fund, Inc.	☐	☐	☐
13 BlackRock MuniYield AZ Fund, Inc.	☐	☐	☐	14 BlackRock MuniYield CA Fund, Inc.	☐	☐	☐
15 BlackRock MuniYield CA Quality Fund, Inc.	☐	☐	☐	16 BlackRock MuniYield Fund, Inc.	☐	☐	☐
17 BlackRock MuniYield MI Quality Fund, Inc.	☐	☐	☐	18 BlackRock MuniYield NJ Fund, Inc.	☐	☐	☐
19 BlackRock MuniYield NY Quality Fund, Inc.	☐	☐	☐	20 BlackRock MuniYield Quality Fund II, Inc.	☐	☐	☐
21 BlackRock MuniYield Quality Fund III, Inc.	☐	☐	☐	22 BlackRock MuniYield Quality Fund, Inc.	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY UNITHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK PREFERRED PARTNERS LLC SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

LLC UNITS

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the units of the below named Fund held of record by the undersigned on May 31, 2016 at the Special Meeting of Unitholders of BlackRock Preferred Partners LLC to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Special Meeting of Unitholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY UNITHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Preferred Partners LLC

Special Meeting of Unitholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock Preferred Partners LLC

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniHoldings Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	05 Jerrold B. Harris	☐	☐	☐
06 R. Glenn Hubbard	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield Investment Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	05 Jerrold B. Harris	☐	☐	☐
06 R. Glenn Hubbard	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	05 Jerrold B. Harris	☐	☐	☐
06 R. Glenn Hubbard	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield PA Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	05 Jerrold B. Harris	☐	☐	☐
06 R. Glenn Hubbard	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

COMMON SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock Massachusetts Tax-Exempt Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	05 Jerrold B. Harris	☐	☐	☐
06 R. Glenn Hubbard	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniHoldings Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield Investment Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR    ☐  To vote all Nominees AGAINST    ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield Investment Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock MuniYield PA Quality Fund

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK CLOSED-END FUNDS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES	PROXY

PREFERRED SHARES

The undersigned hereby appoints Janey Ahn, Jay Fife and Charles Park, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the below named Fund held of record by the undersigned on May 31, 2016 at the Annual Meeting of Shareholders of the below named Fund to be held on July 26, 2016 or at any adjournments, postponements or delays thereof. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE BOARD MEMBER NOMINEES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Annual Meeting of Shareholders to Be Held on July 26, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/blk-27816

FUND
BlackRock Massachusetts Tax-Exempt Trust

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” EACH BOARD MEMBER NOMINEE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:     ■

1.	To Elect Board Member Nominees:

 ☐  To vote all Nominees FOR      ☐  To vote all Nominees AGAINST      ☐  To vote all Nominees ABSTAIN   or vote separately by Nominee below

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Michael J. Castellano	☐	☐	☐	02 Richard E. Cavanagh	☐	☐	☐
03 Cynthia L. Egan	☐	☐	☐	04 Frank J. Fabozzi	☐	☐	☐
05 Jerrold B. Harris	☐	☐	☐	06 R. Glenn Hubbard	☐	☐	☐
07 W. Carl Kester	☐	☐	☐	08 Catherine A. Lynch	☐	☐	☐
09 Barbara G. Novick	☐	☐	☐	10 John M. Perlowski	☐	☐	☐
11 Karen P. Robards	☐	☐	☐

THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

E11857-P80620

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 26, 2016.

BLACKROCK FUNDS	Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 31, 2016
Date: July 26, 2016 Time: 10:30 A.M. EDT
Location: 55 East 52nd Street
11th Floor
New York, NY 10055

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E11858-P80620

—Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT How to View Online:

Have the information that is printed in the box marked by the arrow	(located on the
following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                       1) BY INTERNET:       www.proxyvote.com

                                       2) BY TELEPHONE:    1-800-579-1639

                                       3) BY E-MAIL*:            sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

by the arrow	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before July 12, 2016 to facilitate timely delivery.

—How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box

marked by the arrow	(located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E11859-P80620

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following:

1.    To Elect Board Member Nominees:

01)	Michael J. Castellano	07)	W. Carl Kester
02)	Richard E. Cavanagh	08)	Catherine A. Lynch
03)	Cynthia L. Egan	09)	Barbara G. Novick
04)	Frank J. Fabozzi	10)	John M. Perlowski
05)	Jerrold B. Harris	11)	Karen P. Robards
06)	R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E11860-P80620

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following:

1.    To Elect Board Member Nominees:

01)	Michael J. Castellano	06)	Catherine A. Lynch
02)	Richard E. Cavanagh	07)	Barbara G. Novick
03)	Cynthia L. Egan	08)	John M. Perlowski
04)	Jerrold B. Harris	09)	Karen P. Robards
05)	R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E11861-P80620

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following proposal:

1.    To Elect Board Member Nominees:

1a.	Michael J. Castellano	1g.	W. Carl Kester
1b.	Richard E. Cavanagh	1h.	Catherine A. Lynch
1c.	Cynthia L. Egan	1i.	Barbara G. Novick
1d.	Frank J. Fabozzi	1j.	John M. Perlowski
1e.	Jerrold B. Harris	1k.	Karen P. Robards
1f.	R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E11862-P80620

Voting Items

The Board of Directors/Trustees recommends you

vote FOR the following proposal:

1.    To Elect Board Member Nominees:

1a.	Michael J. Castellano	1h.	Catherine A. Lynch
1b.	Richard E. Cavanagh	1i.	Barbara G. Novick
1c.	Cynthia L. Egan	1j.	John M. Perlowski
1e.	Jerrold B. Harris	1k.	Karen P. Robards
1f.	R. Glenn Hubbard

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E11863-P80620

Voting Instructions